UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2011 (May 26, 2011)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2011, at the adjourned portion of the 2011 Annual Meeting of Shareholders of Rurban Financial Corp. (“Rurban”), Rurban’s shareholders adopted an amendment to Article FOURTH of Rurban’s Amended Articles of Incorporation in order to authorize Rurban to issue up to 200,000 preferred shares.  A copy of the Certificate of Amendment by Shareholders filed by Rurban with the Secretary of State of the State of Ohio on May 27, 2011, in order to evidence the adoption of the amendment to Article FOURTH of Rurban’s Amended Articles of Incorporation, is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting (the “Annual Meeting”) of Shareholders of Rurban held on May 6, 2011, in Defiance, Ohio, the shareholders of Rurban voted to adjourn a portion of the Annual Meeting until May 26, 2011.  The Annual Meeting was adjourned to allow additional proxies to be solicited in favor of Proposal No. 3, to adopt an amendment to Article FOURTH of Rurban’s Amended Articles of Incorporation to authorize Rurban to issue up to 200,000 preferred shares.

The Annual Meeting of Shareholders of Rurban was reconvened on May 26, 2011, in Defiance, Ohio (the “Adjourned Meeting”), and sufficient votes were received to approve Proposal No. 3.  At the close of business on the record date for the Annual Meeting (March 10, 2011), a total of 4,861,779 Rurban common shares were outstanding and entitled to vote.  A total of 3,984,591, or 82% of the outstanding common shares outstanding and entitled to vote, were represented in person or by proxy at the Adjourned Meeting.  The results for Proposal No. 3 are as follows:

Proposal No. 3:

To adopt the proposed amendment to Article FOURTH of Rurban’s Amended Articles of Incorporation to authorize Rurban to issue up to 200,000 preferred shares:

Number of Votes
For	Against	Broker Non-Votes	Abstain
2,694,054	475,032	813,685	108,349

Item 9.01.    Financial Statements and Exhibits

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

3.1
Certificate of Amendment by Shareholders filed with the Secretary of State of the State of Ohio on May 27, 2011, in order to evidence the adoption by Rurban’s shareholders of an amendment to Article FOURTH of Rurban’s Amended Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: June 1, 2011	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated June 1, 2011

Rurban Financial Corp.

Exhibit No.	Description

3.1
Certificate of Amendment by Shareholders filed with the Secretary of State of the State of Ohio on May 27, 2011, in order to evidence the adoption by Rurban’s shareholders of an amendment to Article FOURTH of Rurban’s Amended Articles of Incorporation